BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Shield ® Level II 6-Year Annuity (the “Contract”)

Supplement dated July 1, 2026

To

Prospectus dated April 27, 2026

This supplement describes certain changes to Appendix G: State Variations and Appendix H: Financial

Intermediary Variations for the prospectus referenced above. If you would like another copy of your prospectus, write to us at: Brighthouse Life Insurance Company, P.O. Box 4301, Clinton, IA 52733-4301,

call us at (888) 243-1932, or access the Securities and Exchange Commission’s website at http://sec.gov for a copy of your prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Effective for Contracts issued in the state of Oregon on or after June 22, 2026, all Shield Options are available as Allocation Options. In Appendix G: State Variations, the state variation for Oregon is deleted and replaced with the following:

State	Features or Benefit	Variation
Oregon	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

In Appendix H: Financial Intermediary Variations, the financial intermediary variation for Santander
Securities, LLC is deleted. In addition, the following is added as a financial intermediary variation:

Financial Intermediary	Features or Benefit	Variation
Fifth Third Securities, Inc.	Issue Age	The maximum issue age for the Contract is 75.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE